                                                      THE HIRTLE CALLAGHAN TRUST
--------------------------------------------------------------------------------
                                   PROSPECTUS
                                NOVEMBER 1, 2005

   The Securities and Exchange Commission has not approved or disapproved the shares
 described in this Prospectus or determined whether this Prospectus is accurate or complete.
           Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS

                                                               INTRODUCTION TO THE HIRTLE CALLAGHAN TRUST

    A SUMMARY OF THE RISKS, PAST PERFORMANCE AND FEES OF       PORTFOLIO DESCRIPTIONS
    EACH PORTFOLIO                                                 THE EQUITY PORTFOLIOS
                                                                     THE VALUE EQUITY PORTFOLIO
                                                                     THE GROWTH EQUITY PORTFOLIO
                                                                     THE SMALL CAPITALIZATION EQUITY PORTFOLIO
                                                                     THE INTERNATIONAL EQUITY PORTFOLIO
                                                                   THE INCOME PORTFOLIOS
                                                                     THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
                                                                     THE FIXED INCOME PORTFOLIO
                                                                     THE FIXED INCOME OPPORTUNITY PORTFOLIO
                                                                     THE FIXED INCOME II PORTFOLIO

    AN OVERVIEW OF SECURITIES THAT MAY BE PURCHASED,           INVESTMENT RISKS AND STRATEGIES
    INVESTMENT TECHNIQUES THAT MAY BE USED AND THE RISKS
    ASSOCIATED WITH THEM

    ABOUT THE TRUST'S GOVERNANCE AND MANAGEMENT FRAMEWORK      MANAGEMENT OF THE TRUST

    YOUR GUIDE TO AN ACCOUNT IN THE HIRTLE CALLAGHAN           SHAREHOLDER INFORMATION
    TRUST                                                              PURCHASES AND REDEMPTIONS
                                                                       SHAREHOLDER REPORTS AND INQUIRIES
                                                                       DIVIDENDS AND DISTRIBUTIONS
                                                                       FEDERAL TAXES

    SELECTED PER SHARE INFORMATION                             FINANCIAL HIGHLIGHTS

    INFORMATION ABOUT THOSE RESPONSIBLE FOR DAY-TO-DAY         SPECIALIST MANAGER GUIDE
    INVESTMENT DECISIONS FOR THE PORTFOLIOS

                                                               FOR MORE INFORMATION

INTRODUCTION TO THE HIRTLE CALLAGHAN TRUST
--------------------------------------------------------------------------------
                      The Hirtle Callaghan Trust (the "Trust") offers eight separate investment portfolios (each a "Portfolio"). Of these, four - The Equity Portfolios - invest primarily in equity securities. The remaining four portfolios - The Income Portfolios - invest primarily in fixed income securities. Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan") serves as the overall sponsor and investment adviser to the Trust, monitoring the performance of the individual Portfolios and advising the Trust's Board of Trustees. Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations - the Specialist Managers. Each of the Portfolios is authorized to operate on a "multi-manager" basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles (e.g. a bottom-up stock selection philosophy with a more quantitative top-down investment approach.)



                      There are two basic risks to which all mutual funds, including each of the Portfolios, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as "market risk." The second risk common to all mutual fund investments is "management risk" - the risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.



                      Investment in a mutual fund, such as the Portfolios, also involves other risks. One of these, which we refer to here as "multi-manager risk," is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result. Decisions with respect to the allocation of assets to one or more Specialist Managers and general oversight of the performance and expenses of the several Portfolios are the responsibility of the Board of Trustees and Hirtle Callaghan. A more detailed discussion of this matter appears later in this Prospectus under the heading "Management of the Trust."



                      "Sector risk" may also affect your investment in a multi-manager Portfolio. Sector risk is the risk that investors in a particular market sector (e.g., technology or financial services) may be adversely affected by economic trends, new technologies, regulatory developments or other factors that affect companies in that sector. For example, to the extent assets in a Portfolio are managed so as to track or replicate a benchmark index that may, from time to time, include a disproportionate number of companies in the technology sector, the performance achieved may be disproportionately affected by negative developments in that sector. A more detailed discussion of this matter appears later in this Prospectus under the heading "Investment Risks and Strategies."

                      Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies and risks associated with an investment in the respective Portfolios, illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading "Investment Risks and Strategies."
The Trust offers both
equity-oriented and fixed
income
investments.

Portfolio management is
provided by Specialist
Managers seeking
securities whose
long-term economic value
is not reflected in
current market prices.

BY "TOP-DOWN INVESTING,"
we mean that investment
selections are made with
a view to tracking the
risk, capitalization and
industry characteristics
of a "benchmark index"
either by replicating the
benchmark index - an
INDEX STRATEGY - or
identifying industries
and market sectors that
may offer investment
opportunities before
analyzing information
relating to specific
issuers.

BY "BOTTOM-UP INVESTING,"
we mean seeking
investment opportunities
by analyzing fundamental
information about a
company - factors such as
earnings and sales,
product lines and the
ability of the company's
management.

A "benchmark index" is an
independently compiled
index of securities that
may serve as a
performance standard or a
proxy for asset
allocation purposes.

Your investment in any
Portfolio of the Trust
involves a risk that you
will lose money on your
investment.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to implement a value-oriented investment approach. A "value investor" seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.


Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests.


SPECIALIST MANAGERS. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. As of the date of this Prospectus, it is anticipated that at least 80% of the Portfolio's assets will be allocated to the "active management" approach. Institutional Capital Corporation ("ICAP") is currently responsible for implementing the active component of the Portfolio's investment strategy. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach designed to replicate the composition of the Portfolio's benchmark index. SSgA Funds Management, Inc. ("SSgA") is currently responsible for implementing this component for the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE ICAP INVESTMENT
SELECTION PROCESS   ICAP adheres to a value-oriented, fundamental investment
                    style. Its investment process involves three key components:
                    research, valuation, and identification of a 'catalyst.'
                    First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large and mid capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, ICAP eliminates stocks that exhibit deteriorating earnings trends. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change. The catalyst can be thematic
                    (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP's disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

THE SSGA INVESTMENT
SELECTION PROCESS   In selecting investments for that portion of the Portfolio allocated to it, SSgA adheres to a "passive" or "indexing" investment approach that is designed to replicate the performance (before expenses) of the Russell 1000(R) Value
                    Index. The Russell 1000 Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000 Value Index appears later in this Prospectus under the heading
                    "Investment Risks and Strategies - About Benchmarks and
                    Index Investing."

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- INTEREST RATE RISK - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

- INDEX RISK - A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

- CREDIT RISK - Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- MID CAP RISK - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid cap" issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid cap" range.

- VALUE INVESTING RISK - An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, investing in value stocks may produce more modest gains than investing in more growth-oriented stocks.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The Value Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 25, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks. All of the information below - the bar chart, tables and example -assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             21.24%
1997                                                                             30.87%
1998                                                                              9.15%
1999                                                                             10.89%
2000                                                                               6.2%
2001                                                                             -3.11%
2002                                                                            -21.13%
2003                                                                             29.61%
2004                                                                             12.49%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 9.34%.



--------------------------------------------------------------------------------

Best quarter:   2nd Qtr. 1997     15.52%
Worst quarter:  3rd Qtr. 2002    -19.32%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            VALUE EQUITY
                                                                            - Before Taxes      12.49%   3.42%    10.25%
                                                                            - After Taxes on
                                                                              Distributions     11.70%   2.73%     8.32%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   8.09%   2.52%     7.86%
                                                                            RUSSELL 1000 VALUE
                                                                            INDEX               16.49%   5.27%    12.31%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.30%
Other Expenses..............................................   0.18%
Total Portfolio
Operating Expenses..........................................   0.48%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $49
                                                                            3 YEARS...................   $154
                                                                            5 YEARS...................   $269
                                                                            10 YEARS..................   $604

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80% of assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to implement a growth-oriented investment approach. "Growth investing" means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.


Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and other exchange-traded funds, and similar instruments in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests.


SPECIALIST MANAGERS. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. As of the date of this prospectus, it is anticipated that, under normal circumstances, the actively managed portion of the Portfolio will represent approximately 60% of the Portfolio's assets. Jennison Associates LLC ("Jennison") is currently responsible for implementing the active component of the Portfolio's investment strategy. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach in that it is designed to replicate the composition of the Portfolio's benchmark index. SSgA is currently responsible for implementing this component of the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE JENNISON
INVESTMENT SELECTION
PROCESS Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the portfolio if there is a change in a stock's fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive portfolio candidate emerges.

THE SSGA INVESTMENT
SELECTION PROCESS   In selecting investments for that portion of the Portfolio allocated to it, SSgA adheres to a strict "passive" or "indexing" investment approach that is designed to replicate the Russell 1000(R) Growth Index, both in terms of the companies represented in the Russell 1000 Growth Index and the weighting of each such company in that index. This investment approach is designed to track the performance
                    (before expenses) of the Russell 1000 Growth Index. The
                    Russell 1000 Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000 Growth
                    Index appears later in this Prospectus under the heading
                    "Investment Risks and Strategies - About Benchmarks and
                    Index Investing."

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- INTEREST RATE RISK - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

- INDEX RISK - A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

- CREDIT RISK - Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- MID CAP RISK - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid cap" issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid cap" range.

- GROWTH INVESTING RISK - An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The Growth Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 8, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 1000(R) Growth Index, a widely recognized, unmanaged index of common stocks. All of the information below -- the bar chart, tables and example -assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             20.11%
1997                                                                             28.04%
1998                                                                             32.54%
1999                                                                             42.16%
2000                                                                            -20.39%
2001                                                                            -19.34%
2002                                                                            -29.48%
2003                                                                             31.46%
2004                                                                              8.47%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 5.19%.



--------------------------------------------------------------------------------

Best quarter:   4th Qtr. 1998     28.16%
Worst quarter:  3rd Qtr. 2001    -20.16%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                Year    Years    Inception
                                                                                                -----   ------   ---------
                                                                            GROWTH EQUITY
                                                                            - Before Taxes      8.47%   -8.38%     7.16%
                                                                            - After Taxes on
                                                                              Distributions     8.16%   -9.14%     5.63%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares  5.50%   -7.13%     5.73%
                                                                            RUSSELL 1000
                                                                            GROWTH INDEX        6.30%   -9.29%     7.73%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.17%
Other Expenses..............................................   0.18%
Total Portfolio
Operating Expenses..........................................   0.35%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $36
                                                                            3 YEARS...................   $113
                                                                            5 YEARS...................   $197
                                                                            10 YEARS..................   $443

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE SMALL CAPITALIZATION EQUITY
PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily (i.e. at least 80% of assets) in equity securities of "small cap" issuers. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Specialist Managers, have demonstrated, or have the potential for, strong capital appreciation due to the position of these companies in their markets relative to their competitors or target markets, or relative market position anticipated earnings, changes in management or other factors. As of the date of this Prospectus, companies with capitalizations of between $250 million and $1.5 billion at the time of purchase, and companies with market capitalizations comparable to those of companies in the Russell 2000(R) Index are considered small cap issuers. The Portfolio may engage in transactions involving "derivative instruments" - option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

SPECIALIST MANAGERS. Frontier Capital Management Company, LLC ("Frontier"), Geewax Terker & Co. ("Geewax"), Sterling Johnston Capital Management, L.P. ("Sterling Johnston"), Franklin Portfolio Associates LLC ("Franklin") and IronBridge Capital Management LLC ("IronBridge") currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated among them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE FRONTIER INVESTMENT
SELECTION PROCESS   Frontier seeks to identify companies with unrecognized
                    earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

THE GEEWAX INVESTMENT
SELECTION PROCESS   Geewax adheres to a top-down quantitative investment
                    philosophy. In selecting investments for the Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth and reasonable valuations. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000(R) Value Index.

THE STERLING JOHNSTON
INVESTMENT SELECTION
PROCESS Sterling Johnston's investment objective is to create a portfolio of aggressive small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston's process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE SMALL CAPITALIZATION EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

THE FRANKLIN
INVESTMENT SELECTION
PROCESS Franklin's investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, Franklin emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks Franklin believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

THE IRONBRIDGE
INVESTMENT SELECTION
PROCESS IronBridge uses a "Cash Flow Return on Investment" ("CFROI") methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a "wealth creation" analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI valuation model to determine the reasons for each company's financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies' life cycles.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- SMALL CAP RISK - Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

- MID CAP RISK - The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio's definition of "small cap issuers." These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE SMALL CAPITALIZATION EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The Small Capitalization Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 5, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 2000(R) Index, a widely recognized, unmanaged index of small capitalization stocks. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             26.47%
1997                                                                                19%
1998                                                                             -4.08%
1999                                                                              24.7%
2000                                                                              2.75%
2001                                                                             -2.62%
2002                                                                            -25.79%
2003                                                                             50.09%
2004                                                                             13.03%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 9.55%.



--------------------------------------------------------------------------------

Best quarter:   2nd Qtr. 2003     23.33%
Worst quarter:  3rd Qtr. 2002    -23.81%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            SMALL CAP EQUITY
                                                                            - Before Taxes      13.03%   4.73%     9.16%
                                                                            - After Taxes on
                                                                              Distributions     12.52%   4.07%     7.93%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   9.03%   3.81%     7.39%
                                                                            RUSSELL 2000
                                                                            INDEX               18.33%   6.61%     9.66%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE SMALL CAPITALIZATION EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES*

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.74%
Other Expenses..............................................   0.16%
Total Portfolio
Operating Expenses..........................................   0.90%



* The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an equal allocation of assets and reflect, as applicable, the maximum positive performance adjustment under certain performance fee arrangements. Absent any applicable positive performance adjustments, Management Fees would be 0.49% and Total Portfolio Operating Expenses would be 0.65%. Further information about the allocation of assets appears in this Prospectus under the heading "Management of the Trust" and further information about the performance fee arrangements appears later in this Prospectus under the heading "Specialist Manager Guide" and in the Statement of Additional Information.



EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR...................   $92
                                                                            3 YEARS..................   $287
                                                                            5 YEARS..................   $498
                                                                            10 YEARS.................   $1,108

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The International Equity Portfolio is to maximize total return by investing primarily (e.g. at least 80%) in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, the Portfolio's assets will be invested in equity securities of issuers located in at least three countries other than the United States. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" - forward foreign currency exchange contracts, option or futures contracts or similar instruments - in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

SPECIALIST MANAGERS. Capital Guardian Trust Company ("CapGuardian") and Artisan Partners Limited Partnership ("Artisan") currently provide portfolio management services to this Portfolio. While Portfolio assets are generally allocated evenly between the Specialist Managers, up to 70% of the Portfolio's assets may be allocated to CapGuardian. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE CAPGUARDIAN
INVESTMENT SELECTION
PROCESS CapGuardian's selection process is a "bottom-up" approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this "core" investment focus and based on the analysis by one or more of CapGuardian's individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

THE ARTISAN INVESTMENT
SELECTION PROCESS   In selecting investments for the Portfolio, Artisan employs a bottom-up investment process to construct a diversified portfolio of international growth companies of all market capitalizations, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. The Portfolio has a primary emphasis on developed markets but also invests in emerging markets and is constructed without regard to index weightings. Artisan identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States or successful investments in the Portfolio or company visits, analyst meetings or other aspects of Artisan's research process. The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme. Company visits are a key component of Artisan's investment process for the Portfolio, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans.
                    Company visits also provide an opportunity to identify, validate or disprove an investment theme. Artisan places particular emphasis on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth, and pays careful attention to valuation relative to a company's market or global industry in choosing investments for the Portfolio. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- EMERGING MARKETS RISK - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The International Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 17, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the MSCI EAFE(R) Index. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             13.85%
1997                                                                              5.52%
1998                                                                             15.57%
1999                                                                             29.77%
2000                                                                            -17.32%
2001                                                                            -15.91%
2002                                                                            -16.93%
2003                                                                             32.73%
2004                                                                             15.31%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 9.97%.



--------------------------------------------------------------------------------

Best quarter:   4th Qtr. 1999     23.39%
Worst quarter:  3rd Qtr. 2002    -20.59%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            INTERNATIONAL
                                                                            EQUITY
                                                                            - Before Taxes      15.31%   -2.44%    5.87%
                                                                            - After Taxes on
                                                                              Distributions     14.73%   -3.88%    4.27%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   9.92%   -2.81%    4.20%
                                                                            MSCI EAFE
                                                                            INDEX               20.70%   -0.80%    5.82%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES*

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.72%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.89%



* The figures shown reflect the total Management Fees payable by the Portfolio, including the maximum positive performance adjustment to which Artisan and CapGuardian may be entitled under certain performance fee arrangements. Absent any positive performance adjustments, Management Fees would be 0.45% and Total Portfolio Operating Expenses would be 0.62%. Further information about the performance fee arrangements appears later in this Prospectus under the heading "Specialist Manager Guide" and in the Statement of Additional Information. Figures shown reflect the allocation of assets among Specialist Managers as of the fiscal year ended June 30, 2005, but this allocation can change. Further information about the allocation of assets appears in this Prospectus under the heading "Management of the Trust."



EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR...................   $91
                                                                            3 YEARS..................   $284
                                                                            5 YEARS..................   $493
                                                                            10 YEARS.................   $1,096

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Intermediate Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80%) in a diversified portfolio of intermediate-term fixed income securities, the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds," are referred to as "Municipal Securities." In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

SPECIALIST MANAGER. Schroder Investment Management North America Inc. ("Schroders") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE SCHRODERS
INVESTMENT SELECTION
PROCESS In selecting securities for investment by the Portfolio, Schroders generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Schroders' analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Schroders then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Schroders will review the security and determine whether to retain or dispose of that security.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a Municipal Security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

- AMT RISK - There is no limit on purchases of Municipal Securities, the interest on which is a preference item for purposes of the Federal alternative minimum tax. If the Portfolio's holdings of such securities is substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities, income from which is subject to regular Federal income tax.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Brothers 5-Year Government Obligations Index ("Lehman 5-Year G.O. Index"), an unmanaged index of fixed income securities. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1999                                                                             -1.02%
2000                                                                              8.68%
2001                                                                               5.3%
2002                                                                              7.95%
2003                                                                              4.45%
2004                                                                              3.65%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 2.03%.



--------------------------------------------------------------------------------

Best quarter:   3rd Qtr. 2002     3.58%
Worst quarter:  2nd Qtr. 2004    -1.31%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            INTERMEDIATE TERM
                                                                            MUNICIPAL BOND
                                                                            - Before Taxes       3.65%   5.99%     4.86%
                                                                            - After Taxes on
                                                                              Distributions      3.65%   5.99%     4.86%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   3.85%   5.82%     4.82%
                                                                            LEHMAN 5-YEAR G.O.
                                                                            INDEX                2.95%   6.32%     5.52%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.21%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.38%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $39
                                                                            3 YEARS...................   $122
                                                                            5 YEARS...................   $213
                                                                            10 YEARS..................   $480

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80%) in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio will invest, under normal circumstances, at least 80% of its assets in fixed income securities. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

SPECIALIST MANAGER. Deutsche Asset Management, Inc. ("Deutsche") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE DEUTSCHE
INVESTMENT SELECTION
PROCESS In selecting securities for investment by the Portfolio, Deutsche generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Deutsche's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Deutsche then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Deutsche will review the security and determine whether to retain or dispose of that security.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the fixed income securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

PERFORMANCE AND SHAREHOLDER EXPENSES - THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Fixed Income Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"), an unmanaged index of fixed income securities. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1999                                                                             -1.19
2000                                                                             12.33
2001                                                                              8.98
2002                                                                              8.87
2003                                                                               4.2
2004                                                                              4.92

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 1.96%.



--------------------------------------------------------------------------------

Best quarter:   3rd Qtr. 2001     4.90%
Worst quarter:  2nd Qtr. 2004    -2.27%


--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees*............................................   0.20%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.37%



* The figure shown includes 0.05% which is paid to Hirtle Callaghan. DeAM has voluntarily waived a portion of its fee through December 31, 2005. Taking this voluntary waiver into account, Management Fees would be 0.195% and Total Portfolio Operating Expenses would be 0.365%. Voluntary fee waivers can be reduced or eliminated at any time.


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            FIXED INCOME
                                                                            - Before Taxes       4.92%   7.82%     6.49%
                                                                            - After Taxes on     3.23%   5.51%     4.12%
                                                                              Distributions
                                                                            - After Taxes on     3.20%   5.29%     4.08%
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares
                                                                            LEHMAN AGGREGATE     4.34%   7.71%     6.48%
                                                                            BOND INDEX


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $38
                                                                            3 YEARS...................   $119
                                                                            5 YEARS...................   $208
                                                                            10 YEARS..................   $468

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. The investment objective of The Fixed Income Opportunity Portfolio (formerly known as the High Yield Bond Portfolio) is to achieve above-average total return by investing in high yield securities (commonly referred to as "junk bonds"). Under normal circumstances, the portfolio invests primarily (i.e. at least 80%) in a portfolio of fixed income securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.



PRINCIPAL INVESTMENT STRATEGIES. A principal investment strategy of the Portfolio is to invest in high yield securities ("junk bonds"). These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust's Statement of Additional Information. The Portfolio does not generally purchase "distressed" securities. The Portfolio may also acquire other fixed income securities, including U.S. government securities, investment grade corporate bonds and, to a limited extent, foreign fixed income, mortgage-backed or asset-backed securities. The Portfolio may hold up to a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities. Such sales may result in capital gains to the Portfolio (e.g., during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% annually) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment.


The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index ("CSFB High Yield Index"), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the Portfolio relative to this benchmark.

SPECIALIST MANAGER. W.R. Huff Asset Management Co., L.L.C. ("Huff") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE HUFF INVESTMENT
SELECTION PROCESS   The Huff strategy is based on income generation, capital
                    appreciation and preservation of capital. In making investment decisions with respect to high yield securities, Huff relies upon exhaustive fundamental research and careful credit analysis in an effort to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. The security selection process is grounded on a "bottom-up" research technique, with a secondary focus on sector and industry selection. For each security under consideration, a horizon analysis is prepared, with a view to projecting the total anticipated return and taking into account anticipated income generation and capital appreciation. Huff adheres to a strong sell discipline and will not maintain a lagging position on a hope of improved performance. Huff will effect a sale if the security's future total return becomes less attractive relative to other securities (because much of the appreciation has been captured), the company begins to perform poorly, the industry outlook changes, management begins withholding information, or any other event occurs that changes the investment conclusion.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME OPPORTUNITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- JUNK BOND RISK - Junk bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading "Investment Risks and Strategies - Risk Factors Relating to High Yield or "Junk" Bonds."

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE FIXED INCOME OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Fixed Income Opportunity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 26, 2000.

The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the CSFB High Yield Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

2001                                                                             -4.34%
2002                                                                             -5.18%
2003                                                                             23.01%
2004                                                                               7.8%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2004 through September 30, 2005 (non-annualized) was 1.17%.



--------------------------------------------------------------------------------

Best quarter:   2nd Qtr. 2003     7.81%
Worst quarter:  3rd Qtr. 2001    -7.16%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                       One       Since
                                                                                                       Year    Inception
                                                                                                      ------   ---------
                                                                            FIXED INCOME OPPORTUNITY
                                                                            - Before Taxes             7.80%     2.49%
                                                                            - After Taxes on
                                                                              Distributions            5.63%    -0.57%
                                                                            - After Taxes on
                                                                              Distributions and Sale
                                                                              of Portfolio Shares      5.01%     0.18%
                                                                            CSFB HIGH YIELD INDEX     11.96%     9.72%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.50%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.67%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $68
                                                                            3 YEARS...................   $214
                                                                            5 YEARS...................   $373
                                                                            10 YEARS..................   $835

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME II PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Fixed Income II Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80%) in a diversified portfolio of fixed income securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.


PRINCIPAL INVESTMENT STRATEGIES. The Portfolio, under normal circumstances, will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities ("junk bonds") and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.


The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"), an unmanaged index of fixed income securities. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark.

SPECIALIST MANAGER. BlackRock Advisors, Inc. ("BlackRock") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE BLACKROCK
INVESTMENT SELECTION
PROCESS BlackRock follows a value approach to fixed income investing, evaluating the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME II PORTFOLIO
(CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality or "junk bonds." In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- SECURITY RISK - The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instrument. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.

- JUNK BOND RISK - Up to 20% of the Portfolio's assets may be invested in these securities. Junk bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer's financial health. Change in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with investments in junk bonds appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- EMERGING MARKETS RISK - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE FIXED INCOME II PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Fixed Income II Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Aggregate Bond Index. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

2001                                                                             10.03%
2002                                                                              7.97%
2003                                                                              3.46%
2004                                                                              4.32%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 1.69%.



--------------------------------------------------------------------------------

Best quarter:    1st Qtr. 2001     3.69%
Worst quarter:   2nd Qtr. 2004    -1.86%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                       One       Since
                                                                                                       Year    Inception
                                                                                                      ------   ---------
                                                                            FIXED INCOME II
                                                                            - Before Taxes             4.32%     6.89%
                                                                            - After Taxes on
                                                                              Distributions            3.22%     4.40%
                                                                            - After Taxes on
                                                                              Distributions and Sale
                                                                              of Portfolio Shares      2.79%     4.36%
                                                                            LEHMAN AGGREGATE BOND
                                                                            INDEX                      4.34%     7.38%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.22%
Other Expenses..............................................   0.18%
Total Portfolio
Operating Expenses..........................................   0.40%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $41
                                                                            3 YEARS...................   $128
                                                                            5 YEARS...................   $224
                                                                            10 YEARS..................   $505

INVESTMENT RISKS AND STRATEGIES
--------------------------------------------------------------------------------
The following is a summary of the types of investments that the Trust's Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust's policies and procedures with respect to disclosure of each Portfolio's securities, appears in the Statement of Additional Information.

ABOUT SECTOR RISK. Because the investment selection processes followed by certain of the Specialist Managers that serve The Equity Portfolios may be made with reference to industry and market sectors represented in a "benchmark index" for the Portfolio each serves, these Portfolios may hold a substantial position in one or more of the market sectors that are represented in the relevant benchmark index. To the extent that market or regulatory developments that affect any such sector are negative and to the extent that the Portfolio in which you invest holds a substantial position in any such sector, the value of your investment in that Portfolio is also likely to be negatively affected. As a result, these indexes may be disproportionately affected by negative developments in a particular sector. Portfolios that seek to track or replicate such an index would likely be similarly affected, and performance of these Portfolios may at times be better or worse than the performance of funds that have a broader investment style.


ABOUT BENCHMARKS AND INDEX INVESTING. The benchmarks for The Value Equity, The Growth Equity and The Small Capitalization Equity Portfolios are the Russell 1000(R) Value Index, the Russell 1000(R) Growth Index, and the Russell 2000(R) Index, respectively. These indexes are among those indexes produced by The Frank Russell Company ("Russell") and, like many of the indexes in this group, are based on the Russell 3000(R) Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell's U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual "reconstitution" re-ranks each company, establishing the year's new index membership. The newly adjusted index membership takes effect at the market close on the fourth Friday in June, and remains in place until the following year's reconstitution process. The Russell indexes referenced above include only common stocks issued by companies domiciled in the United States or its territories.


The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively lower price-to-book ratios and lower forecasted growth values.


The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which companies represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the equal-weighted average market capitalization of the Russell 2000 was approximately $664.9 million and the median market capitalization was approximately $539.5 million; the largest company in the index had an approximate market capitalization of $1.8 billion.


The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan. as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity and The Growth Equity Portfolios (the "Index Accounts") are allocated to a Specialist Manager who is committed to investing assets allocated to it by the Board in a manner that replicates the appropriate benchmark index. This passive investment style is markedly different than traditional investment techniques. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that are designed to replicate the performance of a selected stock index.

It is intended that the Index Accounts be invested in all of the securities included in the Russell 1000 Growth Index, in the case of The Growth Equity Portfolio, or the Russell 1000 Value Index, in the case of The Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust's Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant

--------------------------------------------------------------------------------

index. Investors should be aware, however, that while use of an index investment approach may limit an investor's losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

ABOUT EQUITY SECURITIES. The prices of equity and equity-related securities will fluctuate - sometimes dramatically - over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term "equity securities" includes common and preferred stock; "equity-related securities" refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

ABOUT FOREIGN SECURITIES. Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities. Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as "Brady Bonds," that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors' ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which

--------------------------------------------------------------------------------

U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

ABOUT FIXED INCOME SECURITIES. Fixed income securities - sometimes referred to as "debt securities" - include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors - the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measures the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower.

Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues - securities backed by pools of loans - payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.


Risk Factors Relating to High Yield or "Junk" Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities. The Portfolios will not generally purchase "distressed" securities.


When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

--------------------------------------------------------------------------------

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Because of their derivative structure - the fact that their value is derived from the value of the underlying assets - these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Mortgage Dollar Rolls. Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.

Inverse Floating Rate Municipal Obligations. Inverse floating rate municipal obligations are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher
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INVESTMENT RISKS AND STRATEGIES (CONTINUED)
--------------------------------------------------------------------------------

income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Securities Purchased At Discount. Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Real Estate Investment Trusts. Each of the Equity Portfolios may invest up to 10% of its total assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Municipal Securities. Municipal Securities - fixed income securities issued by local, state and regional governments or other governmental authorities - may be issued for a wide range of purposes, including construction of public facilities or short-term funding, and for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes, but may be a tax preference item for purposes of computing alternative minimum tax ("AMT"). The Fixed Income Portfolio may invest in Municipal Securities regardless of whether the interest is taxable. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Bonds may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on the Municipal Bond. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution - sometimes referred to as participation interests - and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution, or ratings assigned by rating organizations of its securities, may affect the value of the instrument.


ABOUT EXCHANGE-TRADED FUNDS ("ETFS")



These are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk.



Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.



Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.



The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The International Equity Portfolio, The Intermediate Term Municipal Bond Portfolio, The Fixed Income Portfolio, The High Yield Bond Portfolio, and


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INVESTMENT RISKS AND STRATEGIES (CONTINUED)
--------------------------------------------------------------------------------


The Fixed Income II Portfolio may each invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)")*.



iShares(R) is a registered investment company unaffiliated with the Portfolios, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.



Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Portfolios may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.


ABOUT TEMPORARY INVESTMENT PRACTICES. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

ABOUT HEDGING STRATEGIES. Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies ("Hedging Strategies") on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes, options on stock index and interest rate futures contracts and options on such futures contracts. Both the Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity Portfolio may, but is not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by this Portfolio are denominated.

The Fixed Income Opportunity Portfolio and The Fixed Income II Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

                                        34
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INVESTMENT RISKS AND STRATEGIES (CONTINUED)
--------------------------------------------------------------------------------

which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, "Hedging Instruments") must be consistent with a Portfolio's investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

ABOUT OTHER PERMITTED INSTRUMENTS. Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

The Specialist Managers may acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts ("SPDRs"); the
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INVESTMENT RISKS AND STRATEGIES (CONTINUED)
--------------------------------------------------------------------------------

S&P Mid Cap 400 Index Depositary Receipts ("MidCap SPDRs"); or certain exchange traded funds, such as Barclays "iShares." The Portfolios may invest in these instruments (or similar instruments that may become available in the future) to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio, provided that only those listed on the American Stock Exchange or the New York Stock Exchange may be acquired. Generally, the Investment Company Act limits investments in instruments in other investment companies (including SPDRs, MidCap SPDRs, iShares and similar instruments) to 5% of a Portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a Portfolio's assets may be made. Further information about these instruments is contained in the Statement of Additional Information.

                                        36
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MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------
The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust's Officers and various service organizations retained by the Trust.

HIRTLE CALLAGHAN serves as the overall investment adviser to the Trust under the terms of its investment advisory agreement ("Hirtle Callaghan Agreement") with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, recommend that the assets of a multi-manager Portfolio be reallocated among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. The Board of Trustees has authorized the Trust's officers to request an order from the Securities and Exchange Commission ("SEC") that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio.

Pursuant to the terms of its current agreement with the Trust ("Current Agreement"), Hirtle Callaghan & Co. ("Hirtle Callaghan") assists the Trust's Board in evaluating and monitoring Specialist Managers retained by the Trust. Under the Current Agreement, Hirtle Callaghan does not have direct authority to invest and reinvest the Trust's assets but is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers. The Trust's Board has determined that it would be in the interests of the Trust and its shareholders to enter into a new investment advisory agreement with Hirtle Callaghan ("Proposed Agreement") that would give Hirtle Callaghan investment discretion with respect to the Trust's assets. Implementation of the Proposed Agreement (i) would not increase or decrease the investment advisory fees or expenses paid by the Trust or the respective Portfolios; (ii) would not change the role of the Specialist Managers in the day-to-day investment operations of the Trust; and (iii) will not be implemented unless and until the approval of the shareholders of each of the Trust's several Portfolios is obtained. As of the date of this Prospectus, no date for the required meeting of shareholders has been determined.


Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio's average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, Hirtle Callaghan had, as of June 30, 2005, approximately $9.2 billion in assets under management. Hirtle Callaghan is controlled by its founders, Jonathan J. Hirtle and Donald E. Callaghan.


SPECIALIST MANAGERS. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust's Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, the Board of Trustees is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Unless otherwise noted, the assets of each of these Portfolios will be allocated as equally as practicable among its Specialist Managers. The Board of Trustees may, however, increase or decrease the allocation to a Specialist Manager, or terminate a particular Specialist Manager, if the Board of Trustees deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) to one hundred percent (100%) of a Portfolio's assets managed by a particular Specialist Manager at any given time. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

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MANAGEMENT OF THE TRUST (CONTINUED)
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A detailed description of the Specialist Managers that currently serve the
Trust's various Portfolios is found in the Specialist Manager Guide included in this Prospectus.


A discussion regarding the Board of Trustees' basis for approving the Trust's agreements with Hirtle Callaghan and each of the Specialist Managers appears in the Trust's Annual Report to Shareholders dated June 30, 2005.


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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
PURCHASES AND REDEMPTIONS

Purchasing Shares of the Portfolios. You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading "Acceptance of Purchase Orders; Anti-Money Laundering Policy."

Calculating NAV. A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time on days the NYSE is open. The NAV is calculated by adding the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:

                                        NAV =   total assets - liabilities
                                                number of shares outstanding

The value of each Portfolio's investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust's Board of Trustees ("Board") in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio's NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board of Trustees.

Acceptance of Purchase Orders; Anti- Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler's checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

Identity Verification Procedures - Because the absence of face-to-face contact with customers limits the Trust's ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer's identity. However, documentary evidence of a customer's identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.

--------------------------------------------------------------------------------

Customer Information - the following information is required prior to opening an account:

          a. Name;

          b. Date of birth, for an individual;

          c. Address, which shall be:

             1) For an individual, a residential or business street address;

             2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office
             (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or

             3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and

          d. Identification Number, which shall be:

             1) For a U.S. person, a taxpayer identification number; or

             2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Customer verification

As discussed above, the Trust uses non-documentary methods as the primary procedure to verify a customer's identity, although an initial, documentary (good order) review of the Account application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer's identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer's identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.

If a customer's identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the Account and the original purchase instrument will normally be returned to the customer. In the event an Account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer's Account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.

Redeeming Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared - normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed. The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in-kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled - usually within 15 days following the in-kind purchase. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the

--------------------------------------------------------------------------------

redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Frequent purchases and redemptions of shares of a mutual fund (including activities of "market timers") can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of the a fund's investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of Hirtle Callaghan or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan and the absence of abuses in this area at any time since the commencement of the Trust's operations.

SHAREHOLDER REPORTS AND INQUIRIES. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Income dividends on each of the remaining Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.


FEDERAL TAXES. The following discussion is only a brief summary of some of the important tax considerations that may affect your investment in the Trust. It is not a substitute for careful tax planning. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their particular tax situation.



Portfolio Distributions. Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.



Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.



Distributions of "qualifying dividends" will also generally be taxable to noncorporate shareholders at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, noncorporate shareholders must have owned their Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio's ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio's distributions that are otherwise qualifying dividends may be reduced as a result of a Portfolio's securities lending activities.

--------------------------------------------------------------------------------


Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.



A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio's securities lending activities as described above.



You will be notified annually of the tax status of distributions to you.



You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."



Sales or Exchanges. You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)



Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



IRAs and Other Tax-Qualified Plans. One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



Foreign Taxes Incurred by The International Equity Portfolio. It is expected that The International Equity Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by it. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.



The Intermediate Term Municipal Bond Portfolio. During normal market conditions, it is expected that substantially all of the dividends paid by The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. As previously noted, the Portfolio may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable; the Portfolio may also realize capital gain. In such event, a portion of the Portfolio's dividends will not be exempt from Federal income taxes. In addition, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.



Backup Withholding. A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.



U.S. Tax Treatment of Foreign Shareholders. Distributions by a Portfolio to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business

--------------------------------------------------------------------------------


of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Portfolio from U.S. sources are also generally not subject to withholding tax.



State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Portfolio's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.



Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.



MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.





                                                                             VALUE EQUITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  13.73   $  11.67   $  12.32   $  13.99   $  13.20
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.32       0.22       0.18       0.18       0.17
  Net realized and unrealized gains/(losses) from
    investments and futures.................................      1.27       2.06      (0.65)     (1.63)      1.06
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      1.59       2.28      (0.47)     (1.45)      1.23
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.31)     (0.22)     (0.18)     (0.18)     (0.17)
  Net realized gains on investments and futures.............        --         --         --      (0.04)     (0.27)
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.31)     (0.22)     (0.18)     (0.22)     (0.44)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  15.01   $  13.73   $  11.67   $  12.32   $  13.99
                                                              ========   ========   ========   ========   ========
Total Return................................................     11.66%     19.64%     (3.66%)   (10.42%)     9.43%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $685,337   $584,947   $416,220   $322,074   $281,192
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............      0.48%      0.43%      0.42%      0.42%      0.53%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............      0.43%      0.39%      0.37%      0.42%      0.53%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................      0.48%      0.43%      0.42%      0.42%      0.53%
  Ratio of net investment income to average net assets......      2.18%      1.70%      1.78%      1.42%      1.24%
  Portfolio turnover rate...................................     79.98%     79.13%     71.03%     66.24%    138.97%



                                                                            GROWTH EQUITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  10.33   $   8.64   $   8.78   $  11.81   $  20.63
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.10       0.05       0.05       0.04       0.04
  Net realized and unrealized gains/(losses) on investments,
    options and futures.....................................      0.38       1.69      (0.14)     (3.03)     (6.66)
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.48       1.74      (0.09)     (2.99)     (6.62)
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.09)     (0.05)     (0.05)     (0.04)     (0.04)
  Net realized gains from investments, options and
    futures.................................................        --         --         --         --      (2.16)
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.09      (0.05)     (0.05)     (0.04)     (2.20)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.72   $  10.33   $   8.64   $   8.78   $  11.81
                                                              ========   ========   ========   ========   ========
Total Return................................................      4.70%     20.12%     (1.01%)   (25.37%)   (33.03%)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $953,286   $683,266   $504,450   $367,547   $327,097
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............      0.35%      0.38%      0.39%      0.40%      0.43%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............      0.34%      0.36%      0.38%      0.40%      0.43%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................      0.35%      0.38%      0.39%      0.40%      0.43%
  Ratio of net investment income to average net assets......      0.96%      0.47%      0.63%      0.40%      0.25%
  Portfolio turnover rate...................................     56.20%     49.19%     51.06%     58.55%     95.66%

--------------------------------------------------------------------------------


                                                                     SMALL CAPITALIZATION EQUITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  14.17   $  10.81   $  11.42   $  12.96   $  15.29
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.03       0.02       0.03       0.01       0.03
  Net realized and unrealized gains/(losses) on
    investments.............................................      1.28       3.36      (0.61)     (1.54)     (0.79)
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      1.31       3.38      (0.58)     (1.53)     (0.76)
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.03)     (0.02)     (0.03)     (0.01)     (0.03)
  Net realized gains from investments.......................     (0.39)        --         --         --      (1.54)
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.42)     (0.02)     (0.03)     (0.01)     (1.57)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  15.06   $  14.17   $  10.81   $  11.42   $  12.96
                                                              ========   ========   ========   ========   ========
Total Return................................................      9.29%     31.28%     (4.98%)   (11.88%)    (3.67%)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $512,992   $591,932   $423,019   $323,895   $311,949
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............      0.43%      0.45%      0.49%      0.60%      0.63%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............      0.37%      0.39%      0.44%      0.60%      0.63%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................      0.38%      0.42%      0.49%      0.60%      0.63%
  Ratio of net investment income to average net assets......      0.23%      0.16%      0.33%      0.10%      0.22%
  Portfolio turnover rate...................................    119.67%    117.51%    122.08%    144.98%    134.43%



                                                                          INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------------------------
                                                                 YEAR        YEAR       YEAR       YEAR       YEAR
                                                                ENDED       ENDED      ENDED      ENDED      ENDED
                                                               JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                 2005        2004       2003       2002       2001
                                                              ----------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $     9.57   $   7.58   $   8.50   $   9.27   $  15.34
                                                              ----------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................        0.18       0.12       0.14       0.09       0.10
  Net realized and unrealized gains/(losses) on investments
    and foreign currency transactions.......................        0.79       1.99      (0.96)     (0.75)     (3.71)
                                                              ----------   --------   --------   --------   --------
    Total from investment operations........................        0.97       2.11      (0.82)     (0.66)     (3.61)
                                                              ----------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................       (0.13)     (0.12)     (0.10)     (0.11)     (0.08)
  Net realized gains from investments and foreign currency
    transactions............................................          --         --         --         --      (2.38)
                                                              ----------   --------   --------   --------   --------
    Total distributions to shareholders.....................       (0.13)     (0.12)     (0.10)     (0.11)     (2.46)
                                                              ----------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $    10.41   $   9.57   $   7.58   $   8.50   $   9.27
                                                              ==========   ========   ========   ========   ========
Total Return................................................       10.16%     27.76%     (9.55%)    (7.05%)   (24.87%)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $1,049,375   $832,251   $540,558   $475,352   $368,213
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............        0.35%      0.44%      0.72%      0.64%      0.66%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............        0.33%      0.40%      0.70%      0.64%      0.66%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................        0.35%      0.44%      0.72%      0.64%      0.66%
  Ratio of net investment income to average net assets......        1.89%      1.46%      1.67%      1.10%      1.02%
  Portfolio turnover rate...................................       35.48%     46.37%     31.74%     40.22%     80.80%

--------------------------------------------------------------------------------


                                                                   INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   9.99   $  10.35   $  10.04   $   9.89   $   9.56
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.42       0.44       0.45       0.47       0.48
  Net realized and unrealized gains/(losses) on
    investments.............................................      0.15      (0.36)      0.31       0.13       0.33
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.57       0.08       0.76       0.60       0.81
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.42)     (0.44)     (0.45)     (0.45)     (0.48)
  Net realized gain from investments........................                   --         --         --         --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.42)     (0.44)     (0.45)     (0.45)     (0.48)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.14   $   9.99   $  10.35   $  10.04   $   9.89
                                                              ========   ========   ========   ========   ========
Total Return................................................      5.80%      0.78%      7.70%      6.16%      8.61%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $494,944   $352,879   $273,715   $254,032   $202,019
  Ratio of expenses to average net assets*..................      0.38%      0.40%      0.43%      0.44%      0.47%
  Ratio of expenses to average net assets...................      0.38%      0.40%      0.43%      0.44%      0.46%
  Ratio of net investment income to average net assets......      4.18%      4.40%      4.40%      4.74%      4.87%
  Portfolio turnover rate...................................     25.50%     20.53%     18.41%     27.82%     31.02%



* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.



                                                                             FIXED INCOME PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  10.01   $  10.38   $  10.19   $   9.91   $   9.44
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.44       0.42       0.53       0.60       0.64
  Net realized and unrealized gains/(losses) on
    investments.............................................      0.25      (0.33)      0.33       0.30       0.47
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.69       0.09       0.86       0.90       1.11
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.45)     (0.46)     (0.53)     (0.60)     (0.64)
  Net realized gains from investments.......................     (0.02)        --      (0.14)     (0.02)        --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.47)     (0.46)     (0.67)     (0.62)     (0.64)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.23   $  10.01   $  10.38   $  10.19   $   9.91
                                                              ========   ========   ========   ========   ========
Total Return................................................      7.07%      0.88%      8.86%      9.11%     12.02%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $251,190   $197,341   $147,172   $126,708   $128,137
  Ratio of expenses to average net assets*..................      0.37%      0.39%      0.44%      0.44%      0.47%
  Ratio of expenses to average net assets...................      0.36%      0.39%      0.44%      0.44%      0.46%
  Ratio of net investment income to average net assets......      4.32%      4.15%      4.85%      5.80%      6.52%
  Portfolio turnover rate...................................    200.54%    216.92%    181.20%    118.94%    130.52%



* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

--------------------------------------------------------------------------------


                                                                       FIXED INCOME OPPORTUNITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002     2001(A)
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   7.57   $   7.46   $   6.90   $   8.34   $  10.00
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.48       0.46       0.49       0.71       0.80
  Net realized and unrealized gains/(losses) on investments,
    futures and foreign currency transactions...............      0.14       0.12       0.57      (1.46)     (1.69)
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.62       0.58       1.06      (0.75)     (0.89)
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.51)     (0.47)     (0.50)     (0.69)     (0.77)
  Net realized gain from investments, futures and foreign
    currency transactions...................................                   --         --         --         --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.51)     (0.47)     (0.50)     (0.69)     (0.77)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   7.68   $   7.57   $   7.46   $   6.90   $   8.34
                                                              ========   ========   ========   ========   ========
Total Return................................................      8.37%      7.94%     16.08%     (9.35%)    (9.13%)(b)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $133,032   $229,137   $199,755   $161,206   $137,248
  Ratio of expenses to average net assets...................      0.67%      0.67%      0.61%      0.57%      0.62%(c)*
  Ratio of expenses to average net assets...................      0.67%      0.67%      0.61%      0.57%      0.61%(c)
  Ratio of net investment income to average net assets......      5.81%      5.93%      7.73%      9.47%     11.80%(c)
  Portfolio turnover rate...................................     37.25%     93.45%     60.95%     51.06%     33.23%(b)



                                                                           FIXED INCOME II PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002     2001(A)
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   9.90   $  10.36   $  10.17   $  10.33   $  10.00
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.34       0.30       0.56       0.65       0.54
  Net realized and unrealized gains/(losses) on investments,
    options, futures and foreign currency transactions......      0.27      (0.26)      0.28       0.13       0.33
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.61       0.04       0.84       0.78       0.87
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.30)     (0.36)     (0.57)     (0.69)     (0.54)
  Net realized gain from investments, options, futures and
    foreign currency transactions...........................        --      (0.14)     (0.08)     (0.25)        --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.30)     (0.50)     (0.65)     (0.94)     (0.54)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.21   $   9.90   $  10.36   $  10.17   $  10.33
                                                              ========   ========   ========   ========   ========
Total Return................................................      6.25%      0.46%      8.57%      7.74%      8.83%(b)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $253,671   $189,211   $166,517   $175,449   $183,351
  Ratio of expenses to average net assets...................      0.40%      0.39%      0.45%      0.47%      0.51%(c)
  Ratio of net investment income to average net assets......      3.50%      2.90%      4.69%      6.21%      6.87%(c)
  Portfolio turnover rate...................................    890.01%    652.03%    453.38%    475.78%    342.57%(b)



* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.


(a) For the period September 26, 2000 (commencement of operations) through June 30, 2001.


(b) Not annualized.


(c) Annualized.

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                            SPECIALIST MANAGER GUIDE
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--------------------------------------------------------------------------------
This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers' compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for The International Equity Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California, 1 Maritime Plaza, Suite 1450, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2005, Artisan managed total assets in excess of $40 billion, of which approximately $22.2 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Partners Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

Artisan is compensated for its services to The International Equity Portfolio based on the performance that Artisan is able to achieve with respect to that portion ("Artisan Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Artisan for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Artisan is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Artisan Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Artisan Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account. The fulcrum fee arrangement provides that Artisan's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Artisan of any minimum annual fee.

It should be noted that, under the performance fee arrangement, Artisan could earn a positive performance adjustment in declining markets if the decline in the total return of the Artisan Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

BlackRock Advisors, Inc. ("BlackRock") serves as Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 100 Bellevue Parkway, Wilmington, Delaware 19809. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets ("BlackRock Account") managed by it, at an annual rate of 0.25% for the first $100 million in such assets, 0.20% for those assets in excess of $100 million and below $200 million, and 0.175% for those assets in excess of $200 million. As of June 30, 2005, BlackRock, together with its asset management affiliates, managed total assets of approximately $414 billion, $111 billion of which represent mutual fund assets.


The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group. Mr. Anderson and Mr. Amero have been have been co-managers of the fund since 2001. BlackRock is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

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                      SPECIALIST MANAGER GUIDE (CONTINUED)
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--------------------------------------------------------------------------------

Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for The International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. As of June 30, 2005, CapGuardian managed total assets of in excess of $149 billion, including approximately $14.0 billion in assets of registered investment companies.

CapGuardian is compensated for its services to The International Equity Portfolio based on the performance that CapGuardian is able to achieve with respect to that portion ("CapGuardian Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, CapGuardian is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the CapGuardian Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the CapGuardian Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a performance hurdle of 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. CapGuardian's annual fee may not exceed 0.60% (60 basis points) of the average daily net assets of the CapGuardian Account. The minimum annual fee is 0.20% (20 basis points).

It should be noted that, under the performance fee arrangement, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of the CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

A team of investment professionals at CapGuardian is responsible for the day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian, which includes the following individuals: David I. Fisher, Arthur
J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John M.N. Mant, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher, Chairman of the Board of CapGuardian, has been with the Capital Group since 1969. Mr. Giesecke, Chairman of the Board of Capital Group's Japanese investment management subsidiary, has been with the Capital Group since 1972. Mr. Gromadzki, a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities, joined CapGuardian in 1987. Mr. Havas, a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal offices, has been with the Capital Group since 1986. Mr. Kwak is a Senior Vice President for Capital International K.K. ("CIKK") and a portfolio manager for assets in Japan, based in Tokyo. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. Ms. Kyle, a Senior Vice President, Director and member of the Executive Committee of CapGuardian, joined CapGuardian in 1991. Mr. Reed, a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios, and research responsibilities for the Japanese financial sector, joined CapGuardian in 1994. Mr. Mant is an Executive Vice President, a Director and the European Research Manager of Capital International Research, Inc. He joined CapGuardian in 1990 and is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited. Mr. Sauvage, a Senior Vice President and portfolio manager of CapGuardian and a Vice President of Capital International Research, Inc., has been with the Capital Group since 1987. Ms. Sikorsky, President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. joined the Capital Group in 1962. Mr. Staehelin, a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A., joined the Capital Group in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of CapGuardian analysts. This research team consists of 35 analysts with an average of 9 years with CapGuardian and 14 years investment experience.

Deutsche Asset Management, Inc. ("Deutsche") serves as the Specialist Manager for The Fixed Income Portfolio. For its services to the Portfolio, Deutsche is entitled to receive, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. For the year ending December 31, 2005, Deutsche has voluntarily waived its fee down to 0.195%. A voluntary waiver may be reduced or eliminated at any time. Deutsche is headquartered at 345 Park Avenue, New York, New York 10154, and has been active in managing fixed-income securities since 1989. Gary W. Bartlett, J. Christopher Gagnier, Warren S. Davis, Thomas Flaherty, Daniel R. Taylor and Timothy C. Vile are primarily responsible for day-to-day management of this Portfolio's assets. Mr. Bartlett, a Managing Director of Deutsche, has been with the firm (or its predecessor companies) since 1992. Mr. Bartlett is

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                      SPECIALIST MANAGER GUIDE (CONTINUED)
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a Chartered Financial Analyst and holds an MBA from Drexel University, with over
22 years in the investment management industry. Mr. Gagnier, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago, with over 25 years in the investment management industry. Mr. Davis, a Managing Director of Deutsche, has been with the firm (or its predecessor companies) since 1995. Mr. Davis holds an MBA from Drexel University, with over 19 years in the investment management industry. Mr. Flaherty, a Managing Director of Deutsche, has been with the firm (or its predecessor companies) since 1995. Mr. Flaherty has over 20 years in the investment management industry. Mr. Taylor, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1998. Mr. Taylor is a Chartered Financial Analyst and has over 13 years in the investment management industry. Mr. Vile, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1991. Mr. Vile is a Chartered Financial Analyst with over 20 years in the investment management industry. As of June 30, 2005, Deutsche managed total assets in excess of $37 billion. It is anticipated that, effective on or about November 30, 2005, Deutsche will transfer it fixed income asset management business to Aberdeen Asset Management, Inc. It is anticipated that the Trust's Board will consider approval of a new portfolio management agreement with Aberdeen to be entered into upon the consummation of that transaction. Such new agreement, which would be subject o the approval of the Portfolio's shareholders, would be designed to secure for the Portfolio the continued services of the individual portfolio managers listed above.


Franklin Portfolio Associates LLC ("Franklin") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Franklin, which was organized as a Massachusetts limited liability company in 1982, is headquartered at One Boston Place, 29th Floor, Boston, Massachusetts 02108. Under its initial agreement with the Trust, Franklin is entitled to receive an annual fee of 0.40% of the average daily net asset value of that portion of the Portfolio's assets of allocated to it by the Board of Trustees. The Board of Trustees and shareholders of the Portfolio have conditionally approved approve an amendment to the portfolio management agreement relating to Franklin ("Performance Fee Amendment"). Under the Performance Fee Amendment, Franklin would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to issuance of an order of the SEC permitting implementation of the contemplated performance fee arrangement and there can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase (up to 0.70%) or decrease (down to 0.10%) the fee paid to Franklin, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Expense calculations assume payment of the maximum fee. Further information about this and other performance fee arrangements relating to the Trust appears in the Statement of Additional Information.

Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio that will be allocated to Franklin are the responsibility of John S. Cone, president & CEO, and Tony Garvin, Senior Vice President and Senior Portfolio Manager. Mr. Cone has been with Franklin Portfolio Associates since its inception in 1982 and has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analysts Society, Chicago Quantitative Alliance, and the Q Group. Additionally, Mr. Cone is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Mr. Garvin joined Franklin Portfolio Associates in 2004. Prior to joining FPA, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.


Franklin is a wholly owned indirect subsidiary of Mellon Financial Corporation and has no affiliation with the Franklin Templeton Group of Funds or Franklin Resources, Inc. As of June 30, 2005, Franklin had approximately $28.6 billion in assets under management, of which approximately $10.37 billion represented assets of mutual funds.



Frontier Capital Management Company, LLC ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, an Executive Vice President of Frontier since 2004, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A.
1988). Frontier had, as of June 30, 2005, approximately $5.1 billion in assets

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                      SPECIALIST MANAGER GUIDE (CONTINUED)
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under management, of which approximately $300 million represented assets of mutual funds. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).


Geewax, Terker and Co. ("Geewax") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, PA 19317. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Bruce Terker is the designated assistant portfolio manager for the portion of the Portfolio's assets assigned to Geewax. Mr. Terker co-founded Geewax in 1982. Mr. Terker is involved with systems development and the administration of the firm as well as a contributor to the firm's research and development effort and serves as Mr. Geewax's back-up on all CIO functions. As of June 30, 2005, Geewax managed assets of approximately $2.0 billion, of which approximately $136 million represented assets of mutual funds. Geewax, a Pennsylvania partnership, and registered investment adviser since 1982, is controlled by Mr. Geewax and Mr. Terker, the firm's general partners.


W.R. Huff Asset Management Co., L.L.C. ("Huff") serves as Specialist Manager for The Fixed Income Opportunity Portfolio. For its services to the Portfolio, Huff receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.50%. Huff is headquartered at 1776 On The Green, 67 Park Place, Morristown, New Jersey 07960 and, as of June 30, 2005, managed total assets exceeding $12 billion. Since the firm's inception, Huff has, however, specialized in investing in the high yield markets and has substantial experience in the management and operation of pooled income vehicles, as well as pension plan assets. The investment decisions for the Portfolio are made through a team approach. The senior members of the investment team are described below:


        WILLIAM R. HUFF has worked for Huff as a portfolio manager and chief investment officer for over five years. Mr. Huff earned a BBA from Baruch College.

        DONNA B. CHARLETON has worked for Huff as a portfolio manager and chief operating officer for over five years. Ms. Charles earned a BA from Bucknell University.

        EDWIN M. BANKS has worked for Huff as a portfolio manager and trader for over five years. Mr. Banks holds a BA from Rutgers College and an MBA from Rutgers University.

        KENNETH J. HARMONAY has worked for Huff as a portfolio manager for over five years. Mr. Harmonay holds a BS from Lehigh University and an MBA from Fordham University.

        WILLIAM J. CONNORS has worked for Huff as a portfolio manager for over five years. Mr. Conors holds a BA from Drew University and an MBA from Columbia University.

        MICHAEL J. MCGUINESS has worked for Huff as a portfolio manager for over five years. Mr. McGuiness holds a BS from Rutgers University and an MBA from New York University.


        BRYAN E. BLOOM has worked for Huff as an attorney, research analyst, and portfolio manager for over five years. Mr. Bloom holds a BA from University of Pennsylvania, a JD from American University, and an LLM in taxation from New York University.



        MATTHEW SWOPE has worked for Huff as a research analyst and portfolio manager for over five years. Mr. Swope holds a BA from Williams College and an MBA from New York University.


Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, a registered investment adviser, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. ICAP had assets of approximately $12.1 billion under management as of June 30, 2005, of which approximately $4.0 billion represented assets of mutual funds. The investment decisions for the Portfolio are made through a team approach, with all of the ICAP investment

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professionals contributing to the process. The senior members of the investment team and their areas of responsibility are described below:

        ROBERT H. LYON, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

        GARY S. MAURER joined ICAP in 1972 as a quantitative analyst. Mr. Maurer is a member of the senior investment committee and director of client service. He earned a BA in economics from Cornell University and an MBA from the University of Chicago.

        JERROLD K. SENSER, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

        THOMAS R. WENZEL, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc. At the University of Wisconsin-Madison, Mr. Wenzel earned a BA in economics and an MBA.

        KATHLEEN C. PEASE, CFA, is member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One. She earned a BA at Georgetown University and an MBA from Northwestern University.

        ANDREW P. STARR, CFA, is a member of the senior investment committee. Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar. He earned a BA at DePauw University and an MBA from the University of Chicago.

        WILLIAM J. VAN TUINEN, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors. He earned a BA in economics from Northwestern University and an MBA from the University of Chicago.

IronBridge Capital Management LLC ("IronBridge") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. IronBridge, which was organized as an Illinois limited liability company in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. Under its initial agreement with the Trust, IronBridge is entitled to receive an annual fee of 0.60% of the average daily net asset value of that portion of the Portfolio's assets of allocated to it by the Board of Trustees. The Board of Trustees and shareholders of the Portfolio have conditionally approved an amendment to the portfolio management agreement relating to IronBridge ("Performance Fee Amendment"). Under the Performance Fee Amendment, IronBridge would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to issuance of an order of the SEC permitting implementation of the contemplated performance fee arrangement and there can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase (up to 1.20%) or decrease (down to zero) the fee paid to IronBridge, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Expense calculations assume payment of the maximum fee. Further information about this and other performance fee arrangements relating to the Trust appears in the Statement of Additional Information.

Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/ Analyst who founded IronBridge in 1999, prior to which he spent 13 years as a Founding Partner and Portfolio Consultant for HOLT Value Associates, LP. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of June 30, 2005, IronBridge had approximately $2.3 billion in assets under management, of which approximately $400 million represented assets of mutual funds.
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Jennison Associates LLC ("Jennison"), a registered investment adviser since
1969, serves as a Specialist Manager for The Growth Equity Portfolio. Jennison's principal offices are located at 466 Lexington Avenue, New York, New York 10017. For its services to the Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of The Growth Equity Portfolio allocated to Jennison ("Jennison Account"). Jennison's fee may be lower, however, to the extent the application of the fee schedule set forth below ("Combined Fee Schedule") to the aggregate market value of the Jennison Account and certain other assets managed by Jennison ("Related Accounts") (together, the "Combined Assets") results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from The Growth Equity Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a "Related Account" is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of Hirtle Callaghan.

---------------------------------------------------------------------------------------
If Combined Assets are:          The maximum Jennison Fee* from the Portfolio would be:
---------------------------------------------------------------------------------------
                                 0.30% of the average daily net assets of the Jennison
 $10 million or less             Account
---------------------------------------------------------------------------------------
 Over $10 million to $40         0.30% of the average daily net assets of the Jennison
   million                       Account
---------------------------------------------------------------------------------------
 Over $40 million to $65         0.30% of the average daily net assets of the Jennison
   million                       Account
---------------------------------------------------------------------------------------
 Over $65 million to $400        0.25% of the average daily net assets of the Jennison
   million                       Account
---------------------------------------------------------------------------------------
 Over $400 million to $1         0.22% of the average daily net assets of the Jennison
   billion                       Account
---------------------------------------------------------------------------------------
                                 0.20% of the average daily net assets of the Jennison
 Over $1 billion                 Account
---------------------------------------------------------------------------------------

-------------------------------  -------------------------------------------------------
If Combined Assets are:          Total fee paid to Jennison on Combined Assets would be:
-------------------------------  -------------------------------------------------------
                                 0.75% of the average daily net assets of the Combined
 $10 million or less             Assets
---------------------------------------------------------------------------------------
 Over $10 million to $40         0.50% of the average daily net assets of the Combined
   million                       Assets
---------------------------------------------------------------------------------------
 Over $40 million to $65         0.35% of the average daily net assets of the Combined
   million                       Assets
---------------------------------------------------------------------------------------
 Over $65 million to $400        0.25% of the average daily net assets of the Combined
   million                       Assets
---------------------------------------------------------------------------------------
 Over $400 million to $1         0.22% of the average daily net assets of the Combined
   billion                       Assets
---------------------------------------------------------------------------------------
                                 0.20% of the average daily net assets of the Combined
 Over $1 billion                 Assets
---------------------------------------------------------------------------------------

* Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.

As of June 30, 2005, the aggregate market value of the Jennison Account and Related Accounts was approximately $636 million. Further information about Jennison's advisory fee appears in the Statement of Additional Information. As of June 30, 2005, Jennison managed approximately $66 billion in assets, of which approximately $31 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

Kathleen A. McCarragher, an Executive Vice President and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

Ms. McCarragher is supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support, make securities recommendations and support the portfolio manager in carrying out her responsibilities with respect to that portion of The Growth Equity Portfolio allocated to Jennison. Members of the team may change from time to time.


Schroder Investment Management North America Inc. ("Schroders"), which is headquartered at 875 Third Avenue, New York, New York 10022, and has, together with its predecessors, been an investment manager since 1962, serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. For its services to the Portfolio, Schroders receives, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. David Baldt has primary responsibility for day-to-day portfolio management of the Portfolio. From 1989 until he joined Schroders in October 2003, Mr. Baldt was a Managing Director of Deutsche Asset Management, Inc. or its predecessor, and has served as the individual primarily responsible for day-to-day management of The Intermediate Term Municipal Bond Portfolio since its inception. Mr. Baldt has managed fixed income investments since 1973. Schroders currently serves as investment adviser to certain other mutual funds and a broad range of institutional investors.



Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc. ("Schroders U.S."). Schroders U.S. is a wholly owned subsidiary of Schroder International Holdings ("SIH"), which is an indirect wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. The address for Schroders U.S. is 875 Third Avenue, 22nd Floor, New York, NY 10022. The address for SIH and Schroders plc is 31 Gresham Street, London EC2V 7QA, United


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Kingdom. Schroders plc and its affiliates currently engage in the asset management business, and, as of June 30, 2005, had, in the aggregate, assets under management of approximately $201 billion.



Sterling Johnston Capital Management, L.P. ("Sterling Johnston"), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Sterling Johnston's principal offices are located at 50 California Street, San Francisco, California 94111. As of June 30, 2005, Sterling Johnston managed assets of $1.14 billion, of which approximately $83 million represented assets of mutual funds.


Sterling Johnston is compensated for its services to The Small Capitalization Equity Portfolio based on the performance that Sterling Johnston is able to achieve with respect to that portion ("Sterling Johnston Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Russell 2000(R) Growth Index by a factor of at least 0.40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Sterling Johnston is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Sterling Johnston Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Sterling Johnston Account is greater than (or less than) the designated "fulcrum point" - the total return of the Russell 2000 Growth Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account. The fulcrum fee arrangement provides that Sterling Johnston's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Sterling Johnston of any minimum annual fee. It should be noted that, under the performance fee arrangement, Sterling Johnston could earn a positive performance adjustment in declining markets if the decline in the total return of the Sterling Johnston Account is less than the decline in the total return of the Russell 2000 Growth Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm's Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm's equity is held by its principles, including Mr. Johnston, who holds a controlling interest in the firm.


SSgA Funds Management, Inc. ("SSgA") currently serves as a Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. SSgA is a registered investment adviser and a wholly owned subsidiary of State Street Corporation and is one of the State Street Global Advisors companies, the investment management arm of State Street Corporation. Its principal offices are located at One Lincoln Street, Boston, Massachusetts 02111. Incorporated in 2001, SSgA, together with its affiliated companies, manages over $1.367 trillion for clients around the world. As of June 30, 2005, SSgA had approximately $99 billion under management, representing assets of over 20 mutual fund companies. For its services to the Value Equity and Growth Equity Portfolios, SSgA receives a fee of 0.04% of that portion of each Portfolio's assets allocated to it. SSgA manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of the Value Equity and Growth Equity portfolios allocated to SSgA are:



        DAVID CHIN (lead portfolio manager for the Hirtle Callaghan Trust). David is a Principal of State Street Global Advisors and SSgA. David joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and International funds. Prior to joining State Street Global Advisors in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.



        MICHAEL FEEHILY, CFA (backup portfolio manager for the Hirtle Callaghan Trust). Mike is a Principal of State Street Global Advisors and SSgA. Mike joined State Street in 1992, initially working in the Performance and Analytics group, and is head of the U.S. equity Team within the Global Structured Products Team. Mike joined State Street Global Advisors in 1997 and is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.


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        KARL SCHNEIDER.  Karl is a Principal of State Street Global Advisors and
SSgA. He joined State Street Global Advisors in 1996 and is a member of the firm's Global Structured Products Team. Karl managed a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.



        JAMES MAY, CFA. Jim is a Principal of State Street Global Advisors and SSgA. Jim joined State Street Global Advisors in 1991 and is a member of the firm's Global Structured Products Group. Jim manages a variety of portfolios benchmarked to indexes including MSCI, Standard & Poor's and Russell. Jim holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).




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                           THE HIRTLE CALLAGHAN TRUST
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FOR MORE INFORMATION:
For more information about any of the Portfolios of The Hirtle Callaghan Trust, please refer to the following documents, each of which is available without charge from the Trust:

ANNUAL AND SEMI-ANNUAL REPORTS ("SHAREHOLDER REPORTS")/FORM N-Q:
The Trust's annual and semi-annual reports to shareholders contain additional information on the Trust's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust's last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustee's basis for approval of the Hirtle Callaghan Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust's annual report dated June 30, 2005.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust's policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.

TO OBTAIN COPIES OF SHAREHOLDER REPORTS OR THE SAI, FREE OF CHARGE:
Contact the Trust at The Hirtle Callaghan Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)

OTHER RESOURCES:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Text-only copies of these documents are also available from the SEC's website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-942-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.

Investment Company Act File No. 811-8918.